EXHIBIT 10.3


                               MEM COMPANY, INC.
                     1993 NON-EMPLOYEE STOCK INCENTIVE PLAN


1.       Establishment of the Plan.

         MEM Company, Inc. (hereinafter called the "Corporation") hereby establishes the MEM Company, Inc. 1993 Non-Employee Stock Incentive Plan (hereinafter called the "Plan"), subject to the terms and conditions hereinafter stated.

2.       Purpose of the Plan.

         The purpose of the Plan is to secure for the Corporation and its shareholders the benefits of the incentive inherent in increased ownership of common stock of the Corporation by the members of the Board of Directors of the Corporation who are not employees and by certain other individuals who provide certain consulting services to the Corporation. It is anticipated that such ownership will provide the non-employee members of the Board of Directors and those providing consulting services with more of a direct stake in the future growth and prosperity of the Corporation and encourage them to continue to serve in their respective positions. It is further anticipated that the Plan will encourage qualified persons to become directors of the Corporation.

3.       Definitions.

         Unless the context clearly indicates otherwise, the following terms, when used in the Plan, shall have the meanings set forth in this Section 3. Wherever used in the Plan, words in the masculine gender shall be deemed to refer to females as well as to males; words in the singular number shall be deemed to refer also to the plural number; and references to a statute or statutory provision shall be construed as if they referred also to that provision (or to a successor provision of similar import) as currently amended or reenacted.

         (a) "Award" means an Option granted under the Plan.

         (b) "Board" means the board of directors of the Corporation.

         (c) "Change of Control" means the occurrence of any of the following events:

                           (i) any person (within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")), other than the Corporation, any of its Subsidiaries, as defined herein, any employee stock ownership plan or any other employee benefit plan of the Corporation or any Subsidiary, any person holding securities of the Corporation for or pursuant to the terms of any such employee benefit plan, or the Mayer Family, becomes the beneficial owner (within the meaning of Rule 13d-3 under the 1934 Act) of 30% or more of the combined voting power of the Corporation's then outstanding voting securities; or

                           (ii) a tender offer or exchange offer (other than an offer by the Corporation, any of its Subsidiaries, any employee stock ownership plan or any other employee benefit plan of the Corporation or any Subsidiary, any person holding securities of the Corporation for or pursuant to the terms of any such employee benefit plan, or the Mayer Family), pursuant to which shares of the Corporation's Common Stock were purchased, expires; or

                           (iii) the shareholders of the Corporation approve an agreement to merge or consolidate with another corporation and the surviving corporation is neither the Corporation nor a corporation that was, prior to the merger or consolidation, a Subsidiary nor is controlled, after the merger or consolidation, by any employee stock ownership plan or any other employee benefit plan of the Corporation or the Mayer Family; or

                           (iv) the shareholders approve an agreement (including a plan of liquidation) to sell or otherwise to dispose of all or substantially all of the Corporation's assets; or

                           (v) during any period of two consecutive years, individuals who, at the beginning of such period, constituted the Board cease for any reason to constitute at least a majority thereof, unless the election or the nomination for the election by the Corporation's shareholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

         (d) "Committee" means the Stock Option and Compensation Committee established by the Board.

         (e) "Common Stock" means shares of the Corporation's common stock, par value $0.05 per share.

         (f) "Consultant" means any individual, who is not a director or employee of the Corporation or any Subsidiary, who provides consulting services to the Corporation.

         (g) "Corporation" means MEM Company, Inc.

         (h) "Fair Market Value" means the last sale price regular way of the Common Stock on the date of determination or, if the Common Stock is not traded on the date of determination, on the last preceding date on which the Common Stock is traded.

         (i) "Grantee" means an individual to whom an Award is granted under the Plan.

         (j) "Mayer Family" means Elizabeth C. Mayer, Gay A. Mayer, Laurette M. Beach and any entity over which any of them has direct or indirect control.

         (k) "Non-Employee Director" means any member of the Board who is not an employee of the Corporation or any Subsidiary.

         (l)  "Option"  means a right  granted to  purchase  Common  Stock under
Section 7 of the Plan.

         (m) "Plan" means the MEM Company, Inc. 1993 Non-Employee Stock Incentive Plan, as set forth herein and as amended from time to time.

         (n) "Subsidiary" means a subsidiary of the Corporation that meets the definition of a "subsidiary corporation" in Section 424(f) of the Internal Revenue Code of 1986, as amended.

4.       Administration of the Plan.

         The Plan shall be administered by the Stock Option and Compensation Committee of the Board, which shall at all times consist of at least two directors, and in connection therewith, the Committee shall have all the powers vested in it by the terms of the Plan, including authority (within the limitations described herein) to prescribe the form of the agreements embodying Awards granted under the Plan.

         Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations, and procedures as it deems advisable for the conduct of its affairs, and may appoint one of its members to be its chairman and any person, whether or not a member, to be its secretary or agent. The Committee shall have full authority to direct the proper officers of the Corporation to issue or transfer shares of the Corporation's Common Stock pursuant to the exercise of an Option granted under the Plan.

         The Committee shall act by vote or written consent of a majority of its members. The decisions of the Committee shall be final and binding unless otherwise determined by the Board. Each member of the Committee and each member of the Board shall be without liability, to the fullest extent permitted by law, for any action taken or determination made in good faith in connection with the Plan.

5.       Capital Stock Subject to Awards.

         The aggregate number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan shall not exceed 50,000, which number of shares is subject to adjustment as hereinafter provided in Section 12. Shares of Common Stock issued pursuant to Awards shall be provided from shares in the Corporation's treasury or from shares authorized but unissued. If an Option as to any shares is surrendered before exercise, or expires or terminates for any reason without having been exercised in full, or for any other reason ceases to be exercisable, the number of unpurchased shares covered thereby shall become available for the granting of Awards under the Plan (unless the Plan has been terminated) within the aggregate maximum stated above.

6.       Eligibility.

         Each Non-Employee Director shall be eligible to receive non-qualified stock Options in accordance with Section 7. The Committee may, in its sole discretion, award such non-qualified stock Options to a Consultant, also in accordance with Section 7. Options granted under the Plan shall be evidenced by an agreement in such form as the Committee shall prescribe from time to time in accordance with the Plan.

7.       Grant of Options.

         (a) Options shall be automatically granted to Non-Employee Directors in accordance with the following terms and conditions:

                           (i) upon the date of the approval of this Plan by the Board of Directors of the Corporation, each Non-Employee Director shall receive an Option to purchase 2,000 shares of Common Stock, subject to adjustment as provided in Section 12;

                           (ii)  upon  the  date  of  his  initial  election  or
         appointment as a member of the Board of Directors, each new Non-Employee Director who previously has not been granted Options under the Plan or otherwise, shall receive an Option to purchase 1,000 shares of Common Stock, subject to adjustment as provided in Section 12;

                           (iii) each year upon the date of the  Annual  Meeting
         of Shareholders of the Corporation (the "Annual Meeting") each Non-Employee Director who has been elected or reelected or who is continuing as a member of the Board of Directors as of the adjournment of such Annual Meeting and who has served as a director of the Corporation for at least three years shall receive an Option to purchase 400 shares of Common Stock, subject to adjustment as provided in Section 12; and

         (b) Options may be granted to Consultants at any time during the term of the Plan at the discretion of the Committee.

8.       Exercise Price.

         The Option exercise price per share shall be 100% of the Fair Market Value of a share of Common Stock at the close of business on the day prior to the day on which such Option is granted, subject to adjustment as provided in
Section 12.

9.       Exercise of Options.

         (a) No option shall be exercisable until and unless the Plan is approved by the Corporation's shareholders at the Corporation's 1994 Annual Meeting of Shareholders, and, unless the Plan is so approved, all Options will terminate and be of no further force or effect on the day after the Corporation's 1994 Annual Meeting of Shareholders.

         (b) The shares subject to an Option granted pursuant to Section 7(a)(i) and (ii) shall vest in two equal annual installments commencing on the anniversary of the date of grant if the holder thereof has been a Non-Employee Director of the Corporation at all times since such date of grant. The shares subject to an Option granted pursuant to Section 7(a)(iii) shall vest in full on the date of the first Annual Meeting held following the date of grant if the holder thereof has been a Non-Employee Director of the Corporation at all times from such date of grant to the date of such Annual Meeting. The shares subject to an Option granted pursuant to Section 7(b) shall vest in full on the date of grant.

         (c) If a person shall cease to be a Non-Employee Director or Consultant for any reason while holding an Option that has not expired and has not been fully exercised, such person, or in the case of his death or adjudication of incompetency, his executors, administrators, distributees, guardian, or legal representative, as the case may be, may, at any time until the termination or expiration of such Option, exercise the Option with respect to any shares of Common Stock as to which it was exercisable on the date the person ceased to be a Non-Employee Director or Consultant.

         (d) No Option or any part of an Option shall be exercisable:

                           (i) after the expiration of five years from the date the Option was granted; and

                           (ii) unless written notice of the exercise is delivered to the Corporation specifying the number of shares to be purchased, and payment in full is made for the shares of Common Stock being acquired thereunder at the time of exercise.

         (e) An Option shall not be transferable by the optionee otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined in the Internal Revenue Code of 1986, as amended, and shall be exercisable during the optionee's lifetime only by him, his guardian or legal representative, or the recipient thereof pursuant to a qualified domestic relations order.

10.      Acceleration of Vesting.

         If a person shall cease to be a Non-Employee Director for any reason within two years following a Change in Control, an Option shall automatically be vested and immediately exercisable in full. In such event, notwithstanding the provisions of Section 9, an Option recipient, or in the case of his death or adjudication of incompetency, his executors, administrators, distributees, guardian, or legal representative, as the case may be, may, at any time until the termination or expiration of such Option, purchase some or all of the shares covered by such recipient's Options.

11.      Compliance with Law and Other Conditions.

         (a) The listing on any securities exchange or the registration or qualification under any federal or state law of any shares of Common Stock to be granted pursuant to Awards may be necessary or desirable as a condition of or in connection with such Awards (in order to permit the exercise of Options or the resale or other disposition of any shares of Common Stock by or on behalf of the Grantees). If the Board in its sole discretion determines that such listing, registration, or qualification is necessary or desirable, delivery of the certificates for such shares of Common Stock shall not be made until such listing, registration, or qualification shall have been completed: The Corporation agrees that it will use its reasonable efforts to effect any such listing, registration, or qualification; provided, however, that the Corporation shall not be required to use its reasonable efforts to effect such registration under the Securities Act of 1933, as amended, other than by providing the information called for by the applicable registration statement form, as presently in effect, or such other forms as may be in effect from time to time.

         (b) If the shares of Common Stock that have been awarded or issued to a Grantee pursuant to the terms of the Plan are not registered under the Securities Act of 1933, as amended, pursuant to an effective registration statement, such Grantee may be required, if the Committee shall deem it advisable, to agree in writing (i) that any shares of Common Stock acquired by such Grantee pursuant to the Plan will not be sold except pursuant to an effective registration statement under the Securities Act of 1933, as amended, or pursuant to an exemption from registration under said Act, and (ii) that such Grantee is acquiring such shares of Common Stock for his own account and not with a view to the distribution thereof.

12.      Adjustment.

         The number of shares of Common Stock of the Corporation reserved for Awards under the Plan and the Option price shall be subject to adjustment by the Committee, in its sole discretion, to reflect any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination, or exchange of shares or other similar event. All determinations made by the Committee with respect to adjustments under this Section 12 shall be conclusive and binding for all purposes of the Plan.

13.      Miscellaneous Provisions.

         (a) Except as expressly provided for in the Plan, no Non-Employee Director or Consultant shall have any claim or right to be granted an Option under the Plan.

         (b) Nothing in the Plan or in any Option agreement shall confer any right to continue as a director or consultant of the Corporation or interfere in any way with the right of the Corporation to remove such Option holder or, if applicable, not to nominate such Option holder for election as a director of the Corporation at any time.

         (c) Payment in full of the purchase price in United States currency for the shares purchased pursuant to the exercise of any Option shall be made in cash upon exercise of the Option. All shares sold under the Plan pursuant to the exercise of an Option shall be fully paid and nonassessable. Payment in full of any federal, state or local taxes of any kind required by law to be withheld with respect to the exercise of the Option shall be made to the Corporation in cash upon exercise of the Option. A Grantee may irrevocably elect to have any withholding tax obligation satisfied by (a) having the Corporation withhold shares otherwise deliverable to the Grantee with respect to the exercise of the Option, or (b) delivering to the Corporation shares received upon the exercise of the Option or delivering to the Corporation other shares of Common Stock; provided that the Committee may, in its sole discretion, disapprove any such election.

         (d) No Grantee of an Option shall have any voting or dividend rights or any other rights of a shareholder with respect to any shares of Common Stock covered by an Option before he exercises the Option with respect to such shares and his name is recorded on the Corporation's shareholder ledger as the holder of record of such shares.

         (e) The expenses of the Plan shall be borne by the Corporation.

         (f) If an Option is exercised by the executors, administrators, legatees or distributees of the estate of a deceased optionee or by the guardian or legal representative of an optionee, the Corporation shall be under no obligation to issue stock thereunder unless and until the Corporation is satisfied that the person or persons exercising the Option are the duly appointed legal representatives of the optionee or of the deceased optionee's estate or the proper legatees or distributees of such estate.

14.      Amendment, Suspension or Termination.

         (a) The Plan may be amended at any time and from time to time, but not more than once in a six-month period, by the Board as the Board shall deem advisable including, but not limited to, amendments necessary to qualify for any exemption or to comply with applicable law or regulations; provided, however, no amendment that materially increases the benefits accruing to participants under the Plan, materially modifies the requirements as to eligibility for participation in the Plan, increases the aggregate number of shares of Common Stock that may be subject to Options granted pursuant to the Plan other than as provided in the Plan, changes the purchase price for shares subject to Options other than as provided in the Plan, or that extends the period during which Awards may be granted under the Plan shall be effective unless and until the same is approved, at a meeting held to take such action at which a quorum is present, by the affirmative vote of the holders of a majority of the shares of Common Stock of the Corporation present in person or by proxy and entitled to vote. Without the written consent of a Grantee, no amendment of the Plan shall adversely affect any right of such Grantee with respect to any Award theretofore granted to him.

         (b) The Board may at any time suspend or terminate the Plan. No Awards may be granted during any suspension of the Plan or after the Plan has been terminated.

         (c) The Plan shall terminate upon the earlier of the following dates:

                           (i) on the date of termination specified in a resolution of the Board, or

                           (ii) on a date seven years from the earlier of the date on which the Plan is adopted by the Board or the date on which the Plan is approved by the shareholders of the Corporation in accordance with Section 16 hereof.

Except as otherwise provided in Section 16, the termination of the Plan shall not affect any Awards previously granted. After the Plan terminates, the function of the Committee will be limited to supervising the administration of Awards previously granted.

15.      Governing Law.

         The Plan and all Awards made thereunder shall be governed by the laws of the State of New York.

16.       Adoption by Board and Approval of Shareholders.

     The Plan shall become effective upon its adoption by the Board; provided, however, that if the Plan is not approved by the shareholders of the Corporation prior to the first anniversary of its adoption, the Plan and all Awards made thereunder shall be of no effect. Shareholder approval shall be obtained, at a meeting held to take such action at which a quorum is present, by the affirmative vote of the holders of a majority of all the shares of Common Stock of the Corporation entitled to vote.